EXHIBIT 99.2

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      WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Financial Officer of Webster Financial Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-K Report of the Company for the year ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                            /s/ William J. Healy
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                            William J. Healy
                            Executive Vice President and Chief Financial Officer



March 20, 2003